As filed with the Securities and Exchange Commission on January 9, 2017

Registration No. 333-215462

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

Form S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Extraction Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1311	46-1473923
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

370 17th Street, Suite 5300
Denver, Colorado 80202
(720) 557-8300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Russell T. Kelley, Jr.
Chief Financial Officer
370 17th Street, Suite 5300
Denver, Colorado 80202
(720) 557-8300

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Douglas E. McWilliams
Julian J. Seiguer
Vinson & Elkins L.L.P.
1001 Fannin, Suite 2500
Houston, Texas 77002
(713) 758-2222

Approximate date of commencement of proposed sale of the securities to the public:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-215462) is to file certain exhibits to the Registration Statement as indicated in Item 16 of Part II of this Amendment. No change is made to Part I or Part II of the Registration Statement, other than Item 16 of Part II, and those items have therefore been omitted. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16 of Part II, the signature page of the Registration Statement and the exhibits filed herewith.

Item 16.    Exhibits and financial statement schedules

See the Exhibit Index immediately following the signature page hereto, which is incorporated by reference as if fully set forth herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on January 9, 2017.

Extraction Oil & Gas, Inc.

By:	/s/ Russell T. Kelley, Jr.
Russell T. Kelley, Jr.
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on January 9, 2017.

Name	Title

*	Chief Executive Officer and Chairman (Principal Executive Officer)
Mark A. Erickson

*	Director and President
Matthew R. Owens

/s/ Russell T. Kelley, Jr.	Chief Financial Officer (Principal Financial Officer)
Russell T. Kelley, Jr.

*	Vice President, Chief Accounting Officer (Principal Accounting Officer)
Tom L. Brock

*	Director
John S. Gaensbauer

*	Director
Peter A. Leidel

*	Director
Marvin M. Chronister

*	Director
Patrick D. O’Brien

*	Director
Wayne W. Murdy

*	Director
Donald L. Evans

* By:	/s/ Russell T. Kelley, Jr.
Russell T. Kelley, Jr.
Attorney-in-fact

INDEX TO EXHIBITS

Exhibit Number	Description
*2.1

Form of Stakeholders’ Agreement by and among Extraction Oil & Gas Holdings, LLC, Extraction Oil & Gas, LLC, and the other signatories thereto (incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 26, 2016)

*2.2

Agreement and Plan of Merger, dated October 17, 2016, by and between Extraction Oil & Gas, Inc. and Extraction Oil & Gas Holdings, LLC. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 21, 2016).

*3.1

Certificate of Incorporation of Extraction Oil & Gas, Inc., dated October 11, 2016 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 14, 2016)

*3.2

Certificate of Designations of Series A Preferred Stock of Extraction Oil & Gas, Inc., filed with the Secretary of State of the State of Delaware on October 17, 2016 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 21, 2016).

*3.3

Bylaws of Extraction Oil & Gas, Inc., dated October 11, 2016 (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 14, 2016).

*4.1

Amended and Restated Registration Rights Agreement, dated October 17, 2016, by and among Extraction Oil & Gas, Inc. and the other persons named therein (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 21, 2016).

*4.2

Registration Rights Agreement, dated October 3, 2016, by and among Extraction Oil & Gas, LLC, Extraction Oil & Gas Holdings, LLC and the other persons named therein (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 21, 2016).

*4.3

Supplemental Indenture, dated October 17, 2016, by and among Extraction Oil & Gas, Inc., Extraction Finance Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 21, 2016).

*5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered

*10.1

Credit Agreement, dated as of September 4, 2014, by and among Extraction Oil & Gas Holdings, LLC, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

*10.2

Amendment No. 1 to the Credit Agreement, dated as of September 24, 2014, by and among Extraction Oil & Gas Holdings, LLC, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

*10.3

Amendment No. 2 to the Credit Agreement, dated as of November 10, 2014, by and among Extraction Oil & Gas Holdings, LLC, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

*10.4

Amendment No. 3 to the Credit Agreement, dated as of December 30, 2014, by and among Extraction Oil & Gas Holdings, LLC, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

Exhibit Number	Description
*10.5

Amendment No. 4 to the Credit Agreement, dated as of May 27, 2015, by and among Extraction Oil & Gas Holdings, LLC, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

*10.6

Amendment No. 5 to the Credit Agreement, dated as of September 1, 2015, by and among Extraction Oil & Gas Holdings, LLC, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

*10.7

Amendment No. 6 to the Credit Agreement, dated as of September 10, 2015, by and among Extraction Oil & Gas Holdings, LLC, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

*10.8

Amendment No. 7 to the Credit Agreement, dated as of December 15, 2015, by and among Extraction Oil & Gas Holdings, LLC, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

*10.9

Amendment No. 8 to the Credit Agreement, dated as of June 13, 2016, by and among Extraction Oil & Gas Holdings, LLC, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.9 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

*10.10

Amendment No. 9 to the Credit Agreement, dated as of August 12, 2016, by and among Extraction Oil & Gas Holdings, LLC, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.10 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

*10.11

Amendment No. 10 to the Credit Agreement, dated as of September 14, 2016, by and among Extraction Oil & Gas Holdings, LLC, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 26, 2016)

*10.12	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 26, 2016)

*10.13

Employment Agreement dated as of October 11, 2016 among the Company, XOG Services, LLC, and Mark A. Erickson (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 14, 2016).

*10.14

Employment Agreement dated as of October 11, 2016 among the Company, XOG Services, LLC, and Matthew R. Owens (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 14, 2016).

*10.15

Employment Agreement dated as of October 11, 2016 among the Company, XOG Services, LLC, and Russell T. Kelley, Jr. (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 14, 2016).

*10.16	Indemnification Agreement (Mark A. Erickson) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 21, 2016).

*10.17	Indemnification Agreement (Matthew R. Owens) (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 21, 2016).

*10.18

Indemnification Agreement (Russell T. Kelley, Jr.) (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 21, 2016).

Exhibit Number	Description
*10.19

Indemnification Agreement (John S. Gaensbauer) (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 21, 2016).

*10.20	Indemnification Agreement (Peter A. Leidel) (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 21, 2016).

*10.21

Indemnification Agreement (Marvin M. Chronister) (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 21, 2016).

*10.22

Indemnification Agreement (Patrick D. O’Brien) (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 21, 2016).

*10.23

Employment Agreement effective as of November 1, 2016 among the Company and Tom L. Brock (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 31, 2016).

*10.24	Indemnification Agreement (Tom L. Brock) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on October 31, 2016).

*10.25	Indemnification Agreement (Donald L. Evans) (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on December 16, 2016).

*10.26	Indemnification Agreement (Wayne M. Murdy) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on December 16, 2016).

*10.27

Extraction Oil & Gas, Inc. 2016 Long Term Incentive Plan (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 (File No. 333-214089) filed with the Commission on October 13, 2016).

*10.28

Form of Restricted Stock Unit Award Agreement (for Employees) (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 (File No. 333-214089) filed with the Commission on October 13, 2016).

*10.29

Form of Restricted Stock Unit Award Agreement (for Directors) (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-8 (File No. 333-214089) filed with the Commission on October 13, 2016).

*10.30	Form of Stock Option Award Agreement (incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-8 (File No. 333-214089) filed with the Commission on October 13, 2016).

*10.31

Amended and Restated Employment Agreement effective as of November 1, 2016 among the Company and Tom L. Brock (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on November 22, 2016).

*10.32

Common Stock Subscription Agreement, dated as of December 12, 2016, by and among Extraction Oil & Gas, Inc. and the purchasers named therein (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on December 12, 2016).

*10.33

Registration Rights Agreement, dated as of December 15, 2016, by and among Extraction Oil & Gas, Inc. and the purchasers named therein (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-37907) filed with the Commission on December 16, 2016).

*15.1	Letter of KPMG LLP.

*21.1

List of subsidiaries of Extraction Oil & Gas, Inc. (incorporated by reference to Exhibit 21.1 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 26, 2016)

Exhibit Number	Description
*23.1	Consent of PricewaterhouseCoopers LLP

*23.2	Consent of PricewaterhouseCoopers LLP

*23.3	Consent of Hein & Associates LLP

*23.4	Consent of Hein & Associates LLP

*23.5	Consent of Hein & Associates LLP

*23.6	Consent of Hein & Associates LLP

*23.7	Consent of KPMG LLP

*23.8	Consent of Ryder Scott Company, L.P.

*23.9	Consent of Vinson & Elkins L.L.P.

*24.1	Power of Attorney

*99.1

Ryder Scott Company, L.P. Summary of Reserves at December 31, 2014 for Extraction Oil & Gas, LLC (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

*99.2

Ryder Scott Company, L.P. Summary of Reserves at December 31, 2015 for Extraction Oil & Gas, LLC (incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

*99.3

Ryder Scott Company, L.P. Summary of Reserves at December 31, 2015 for Mountaintop Minerals, LLC (incorporated by reference to Exhibit 99.3 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

*99.4

Ryder Scott Company, L.P. Summary of Reserves at December 31, 2015 for 8 North, LLC (incorporated by reference to Exhibit 99.4 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

*99.5

Ryder Scott Company, L.P. Summary of Reserves at June 30, 2016 for Extraction Oil & Gas, LLC (incorporated by reference to Exhibit 99.5 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

*99.6

Ryder Scott Company, L.P. Summary of Reserves at June 30, 2016 for Mountaintop Minerals, LLC (incorporated by reference to Exhibit 99.6 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

*99.7

Ryder Scott Company, L.P. Summary of Reserves at June 30, 2016 for 8 North, LLC (incorporated by reference to Exhibit 99.7 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

*99.8

Ryder Scott Company, L.P. Summary of Reserves at June 30, 2016 for the Bayswater Assets (incorporated by reference to Exhibit 99.8 to the Company’s Registration Statement on Form S-1 (File No. 333-213634) filed with the commission on September 14, 2016)

**101	Interactive Data Files

*Previously filed.

**Filed herewith.